SINGLE INSTALLMENT NOTE

In consideration of value received, We, the undersigned UNICO INCORPORATED, Arizona (borrower), agrees to pay RAY C. BROWN (Lender) the amount of ONE-HUNDRED-THOUSAND & XX/100 DOLLARS ($100,000), on which such amount interest shall accrue at the rate of 10% percent per year.

The entire amount, principal and interest, shall be due and payable on or before APRIL 18, 2005. The borrower may repay this loan without any early payment penalty.

Failure to make a payment when due shall be considered a default on this note. Should such a default exist for more than a grace period of THIRTY (30) days, Borrower agrees to pay Lender all reasonable costs and expenses incurred during collection proceedings, including, but not limited to, attorney fees.



UNICO INCORPORATED, ARIZONA (Borrower)

    /s/ Ray C. Brown                         4/19/03
By: __________________________________      __________________
RAY C. BROWN, Chief Executive Officer       Date


    /s/ David F. Poisson                     4/22/03
______________________________________      __________________
SECRETARY UNICO, INC.                       Date


    /s/ Ray C. Brown                         4/19/03
______________________________________      ___________________
RAY C. BROWN (Lender)                       Date